Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 5 TO
MASTER SERVICESAGREEMENT

This Amendment No. 5 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of January 17, 2014 and effective January 1, 2014 by and between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.
Amendment to Schedule 5, Table 1: SLAs and SLRs and Weighting Factors as of the Restatement Date. Schedule 5, Table 1: SLAs and SLRs and Weighting Factors as of the Restatement Date is hereby renamed and replaced in its entirety with the attached Table 1: SLAs and SLRs and Weighting Factors.

[Signature Page Follows]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

By: /s/ Jay Orum

Title: Vice President

Date: _17 January 2014_________

XEROX BUSINESS SERVICES, LLC

By: /s/ Tom Schill
Title: Xerox SBU Executive
Date: __17 January 2014___

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Table 1: SLAs and SLRs and Weighting Factors

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
Schedule 2F Help Desk
Help Desk Responsiveness
2F1	Speed-to-Answer	[***]	[***]%	[***]%
2F2	Call abandonment rate	[***]	[***]%	[***]%
2F3	Email response rate	[***]	[***]%	[***]%
2F4	Voicemail response rate	[***]	[***]%	[***]%
Incident Resolution
2F10	First Contact Resolution of resolvable Incidents	[***]	[***]%	[***]%
2F11	Incident closure notice (via e-mail and/or phone)	[***]	[***]%	[***]%
Schedule 2C Distributed Computing
Install, Moves, Adds and Changes – Workstations Peripherals, and Distributed Servers
2C1	1-10 in a single request for new equipment or Software	[***]	[***]%	[***]%
2C2	1-10 in a single request for new equipment or Software	[***]	[***]%	[***]%
2C3	Urgent request or more than 10 in a single request or new remote server	[***]	[***]%	[***]%
Software Installation
2C10
Desktop/laptop remote server core image (e.g., OS, service packs, non-critical security patches) and other business Software, (e.g., Adobe Writer, Java, MS Project, Email Archive) in accordance with Symetra policies.
		[***]	[***]%	[***]%
Schedule 2B Data Center
System Availability
2B1	System availability – production systems	[***]	[***]%	[***]%
2B2	System availability – non- production systems	[***]	[***]%	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
Batch Processing ***
2B10	Scheduled production batch- marker jobs	Per scheduled time	[***]%	[***]%
2B11	Scheduled production batch-all other batch jobs	Per scheduled time	[***]%	[***]%
2B12	Month end production batch	Complete jobs per Symetra's approved schedule	[***]%	[***]%
2B13	Demand production batch	[***]	[***]%	[***]%
General Administrative Functions
2B20	Setup or modify job scheduler definition and dependencies	[***]	[***]%	[***]%
2B21	One-time schedule change for existing scheduled jobs	[***]	[***]%	[***]%
Mid-Range and Mainframe System Administration
2B30	Notification of sustained average daily CPU utilization	[***]	[***]%	[***]%
2B31	Storage administration requests (e.g., allocate additional storage resources; administration requests for work packs, pools, etc.) per Symetra's approval	[***]	[***]%	[***]%
2B32-1	Capacity/performance trend analysis and reporting	[***]	[***]%	[***]%	X
2B32-2	Capacity/performance trend analysis and reporting	[***]	[***]%	[***]%	X
Database Administration
2B40-1	Instance creation and refresh	[***]	[***]%	[***]%	X
2B40-2
[***]
2B41-1	Create user ID, grants, revokes, create table-space, other data definition requests	[***]	[***]%	[***]%	X
2B41-2		[***]
2B41-3		[***]
2B42	Schema changes and stored procedures	[***]	[***]%	[***]%
2B43	Delivery of Symetra database documentation, audit and performance/capacity reports	[***]	[***]%	[***]%
Schedule 2D Data Network Services
Network Availability

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
2D1	End-to-end availability - critical locations	[***]	[***]%	[***]%
2D2	Remote office availability	[***]	[***]%	[***]%
2D3	Internet access availability	[***]	[***]%	[***]%
2D4	LAN availability for offices with LAN switch services	[***]	[***]%	[***]%
Network Administration Services
2D10	Data network service reporting per Symetra requirements	[***]	[***]%	[***]%
2D11	Implementation of firewall changes related to changing, adding/deleting firewall rules.	[***]	[***]%	[***]%	X
Security Intrusion Detection
2D20	Notify Symetra of any NIDs and HIDs related events	[***]	[***]%	[***]%
Security Penetration Services
2D30	Deliver remediation plan that addresses identified penetration testing vulnerabilities	[***]	[***]%	[***]%
Schedule 2E Voice Services
Telephony Communications Service Availability
2E1	Overall voice Services	[***]	[***]%	[***]%
IMACs
2E10	Symetra headquarters IMACs (1-5 requests)	[***]	[***]%	[***]%
2E11	Symetra headquarters IMACs (6+ requests)	[***]	[***]%	[***]%
2E12	Remote location IMACs	[***]	[***]%	[***]%
Schedule 2A Cross Functional
Incident Resolution
2A1	Priority Level 1	[***]	[***]%	[***]%
2A2	Priority Level 2	[***]	[***]%	[***]%
2A3	Priority Level 3	[***]	[***]%	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
2A4	Priority Level 4	[***]	[***]%	[***]%
2A5	Root Cause Analysis for Priority Level 1 and Priority Level 2 Incidents	[***]	[***]%	[***]%
Backup and Restore **
2A10	Execute and complete incremental or differential daily backups	Time to execute and complete backup	[***]%	[***]%
2A11	Execute and complete differential or full weekly backups	Time to execute and complete backup	[***]%	[***]%
2A12	Execute and complete verify full/archive monthly backups	Time to execute and complete backup	[***]%	[***]%
2A13	Execute and complete on-demand backups for single Instances	Time to execute and complete per agreed schedule	[***]%	[***]%
Restoration
2A20	SL1 data restore requests	[***]	[***]%	[***]%
2A21	SL2 data restore requests	[***]	[***]%	[***]%
Service Request Response
2A30	Delivery of In-scope Service Request solution response-standard	[***]	[***]%	[***]%
2A31	Delivery In-scope Service Request-project solution response	[***]	[***]%	[***]%
2A32	Delivery of Out-of-Scope work-order Services proposal	[***]	[***]%	[***]%
2A33	Complete installation, testing and handover of Services	[***]	[***]%	[***]%
System Software Refresh and Updates
2A40-1	Deploy maintenance release or emergency maintenance release (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6) (e.g., security pack, bug patch)	[***]	[***]%	[***]%	X
2A40-2		[***]
2A41-1	Deploy maintenance release or emergency maintenance release of anti-virus/anti-spyware definition (e.g., XYZ Version 8.1.5 to XYZ Version 8.1.6)	[***]	[***]%	[***]%	X
2A41-2		[***]
2A42	Implementation of enhancement release	[***]	[***]%	[***]%
2A43	Implementation of major release updates	[***]	[***]%	[***]%
System/Security Administration

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
2A50
Proposal (e.g., timelines, deliverables, assumptions and constraints, comprehensive and complete written documentation) for security remediation following discovery of a security risk (e.g., server con- figuration vulnerabilities, event monitoring discoveries)
		[***]	[***]%	[***]%
Account Administration
2A51	New user account (up to 5 per request)	[***]	[***]%	[***]%
2A52	New user account (6-20 per request)	[***]	[***]%	[***]%
2A53	New user account (21+ per request)	[***]	[***]	[***]%
2A54	Password resets	[***]	[***]%	[***]%
2A55	Privilege changes	[***]	[***]%	[***]%
2A56	Disable user account	[***]	[***]%	[***]%
2A57	Terminate user account	[***]	[***]%	[***]%
Asset Tracking
2A60	Accuracy of asset database for Symetra Software and Symetra Equipment	[***]	[***]%	[***]%
2A61	Accuracy of data for ACS Equipment and ACS Software	[***]	[***]%	[***]%
Continuity and Disaster Recovery
2A70	Disaster recovery testing	[***]	[***]%	[***]%
Customer Satisfaction
2A80	Periodic sample satisfaction	[***]	[***]%	[***]%
Schedule 2G Output Processing
Forms Coding, Creation and Maintenance
2G1	New and modified form coding to be completed and available for system testing. This task is inclusive of dynamic and static forms.	Per negotiated code complete date as detailed in Symetra approved Service Request. It will not be considered missed if negotiated date passes due to Symetra actions.	[***]%	[***]%
2G2	Move code or form to production	Per negotiated end date as detailed in Symetra approved Service Request. It will not be considered missed if negotiated date passes due to Symetra actions.	[***]%	[***]%
Daily Production Processing

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
2G10	Daily, weekly, monthly production print jobs – ACS Location	Print, package, postage, and mailing of discrete batch jobs completed[***]after receipt in ACS Location provided the associated files are received by[***]local ACS Location time.	[***]%	[***]%
2G11	Daily and weekly production print jobs – Bellevue contracts and policies	Print, and provide for distribution of, contracts and policies by[***]after receipt in Bellevue Location FTP Server provided all files are received by[***]local ACS Location time.	[***]%	[***]%
2G12	Daily, weekly, monthly production print jobs – Bellevue (all work except contracts, policies and checks)	Print and provide for distribution of discrete batch jobs completed by [***]after receipt in ACS Location FTP Server provided all files are received by [***] local ACS Location Time	[***]%	[***]%
2G13	Daily, weekly, monthly mainframe print queue jobs – Bellevue	Print, and provide for distribution of, discrete batch jobs completed by[***]the same Business Day provided files are received by[***]	[***]%	[***]%
2G14	Make form available to view online—iProof	Jobs successfully completed prior to [***]must be available for viewing by [***]the same Business Day. Provided that all files are received at ACS Location prior to [***] local ACS location time.	[***]%	[***]%
2G15	Make form available to view online – archive	Jobs successfully completed must be available for on-line viewing [***]as print file becomes available to print queue	[***]%	[***]%
2G16	Check processing -ACS Location	Print, package, postage, and mailing of discrete batch jobs completed same day as receipt in ACS Location provided file is received by [***]local ACS Location time	[***]%	[***]%
2G17	Check processing-Bellevue	Checks printed and available for distribution by[***]when job received no later than [***] on ACS FTP location provided check stock is available.	[***]%	[***]%
2G18	Check processing – Bellevue special handling	Checks printed and available for distribution by [***]when job received no later than[***] on ACS FTP location provided check stock is delivered to print operation by [***]	[***]%	[***]%
2G19	Quarterly and annual production print	Print, package, postage, and mailing completed per negotiated schedule as detailed in Symetra/ACS operational meetings	[***]%	[***]%
2G20	Returns for mail ruined during processing and handling	Recreate and mail by [***] Mail ruined during pre-sort process will be delayed an additional [***]	[***]%	[***]%
Testing
2G30	Provide test print and on-line viewing of test jobs.
Unless previously negotiated with Symetra, provide test print in Bellevue and if applicable available on-line within [***]after receipt in ACS Location FTP Server providing ACS receives valid job data.
			[***]%	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

SLA #	Service Level Agreement	Performance Requirement	SLR	Weighting Factor %	Compound SLA*
Quality Assurance
2G40	All post-production output received by Symetra clients are read- able, packaged with proper collateral, void of fulfillment or insertion errors.
At the conclusion of the Root Cause Analysis process, the performance of [***] will be derived by dividing the total number of errors by the total number mailed for that job. Derive the performance of [***] by dividing the total number of failed jobs by total number of jobs run for that month. (for example: a job has total mailing of[***]and but through the Root Cause Analysis process it is deter- mined that [***] have errors, this would be a failed job; to fail this SLR, ACS would have to fail [***]jobs on a projected [***] job month).
			[***]%	[***]%
Schedule 2H Content Management
Image Archive
2H1	Online viewing	[***]	[***]%	[***]%
Capture Management
2H10	Scanning	[***]	[***]%	[***]%
2H11	Indexing	[***]	[***]%	[***]%
2H12	Timeliness of turnaround – front- end note: If any performance target of this SLR is missed, the entire SLR is considered missed	[***]	[***]%	[***]%
2H13	Timeliness of turnaround-back-end	[***]	[***]%	[***]%
2H14	Fiche conversion	[***]	[***]%	[***]%
2H15	Records retention and destruction	[***]	[***]%	[***]%
2H16	Requests for originals	[***]	[***]%	[***]%
Symetra and ACS will mutually agree in writing to the Spec Sheet parameters. Any Spec Sheet modifications will be agreed to by the Parties in writing.

* SLAs that include multiple service measures; ACS will provide transparency to the individual service measurements as requested.

**At six months from the Restatement Date and quarterly thereafter as part of the established governance process, Symetra and ACS will review the SLR performance achieved during the immediately preceding three (3) months. If SLR performance in each of the three (3) preceding months exceeded the then effective SLRs, the arithmetic average of such SLRs will become the new SLR effective the following month not to exceed 99%. If in any one of the (3) months under review the actual performance is below the then effective SLR, no change will be applied.

*** Batch process letter of understanding regarding batch job LPA10416 will be finalized before the end of the first quarter of Con- tract Year one (1).

Bolded SLA#’s were updated 1 January 2014.